                                                                 EXHIBIT 23


INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration Statement No. 333-43811 on Form S-3 and Registration Statement No. 333-43811-01 on Post Effective Amendment No. 1 to Form S-3 of our report dated March 5, 1999, appearing in this Annual Report on Form 10-K of ENSERCH Corporation for the year ended December 31, 1998.




Dallas, Texas
March 31, 1999